UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Seagate Technology

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEAGATE TECHNOLOGY

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials For the Shareholder Meeting to be held on 10/30/08

You are receiving this communication because you hold shares in Seagate Technology, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Following Proxy Materials Are Available At www.proxyvote.com

Notice and Proxy Statement

Form 10-K

Seagate

P.O. BOX 309

UGLAND HOUSE

GRAND CAYMAN KY1-1104

CAYMAN ISLANDS

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 10/16/08.

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET—www.proxyvote.com

2) BY TELEPHONE—1-800-579-1639

3) BY E-MAIL*—sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual

Meeting Date: 10/30/08

Meeting Time: 10:00 a.m. PDT

For holders as of: 09/05/08

Meeting Location:

Hilton Santa Cruz/Scotts Valley

6001 La Madrona Drive

Santa Cruz, CA 95060

Meeting Directions:

For meeting directions please call:

831-439-5337

How To Vote

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 29, 2008. Have your notice in hand when you access the web site and follow the instructions.

Vote In Person at the Annual Meeting

Please check the Proxy Statement for any requirements regarding attending and voting at the Meeting. At the meeting you will need to request a ballot to vote these shares.

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Voting items

SEAGATE TECHNOLOGY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES.

1. Director Nominees:

1a. William D. Watkins

1b. Stephen J. Luczo

1c. Frank J. Biondi

1d. William W. Bradley

1e. Donald E. Kiernan

1f. David F. Marquardt

1g. Lydia M. Marshall

1h. C.S. Park

1i. Gregorio Reyes

1j. John W. Thompson

2. Proposal to approve the Seagate Technology Executive Officer Performance Bonus Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

3. Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Seagate Technology for the fiscal year ending July 3, 2009.

THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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